Allocation of Preferred Stock Discount and Warrant (Detail) (USD $) In Thousands, except Share data, unless otherwise specified	Jan. 09, 2009
Warrant Value
Series A Preferred Stock	$ 24,000
Price	$ 9.63
Warrant - shares	373,832
Value per warrant	$ 2.54
Fair value of warrant	$ 950